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                                                                   EXHIBIT 10.19

                              WCA WASTE CORPORATION

                              PERFORMANCE UNIT PLAN

I. BACKGROUND AND OBJECTIVES

The overall executive compensation strategy of WCA Waste Corporation ("WCA" or "the Company") is to provide key executives with total direct pay opportunity that generally is competitive with similar waste management companies. The Performance Unit Plan ("PUP" or the "Plan") is a long-term incentive plan that rewards three-year average annual WCA financial performance, as described in this document.

The PUP rewards achievement of critical three-year average earnings per share ("EPS") growth and pre-tax, pre-interest return on invested capital ("ROIC") goals of WCA. The following provisions hereof define PUP eligibility, the size of potential award opportunities, performance measurement, form and timing of award payments, administrative guidelines and definitions for ongoing PUP management.

II. ELIGIBILITY

PUP award eligibility will be approved by the Compensation Committee of the WCA Board of Directors (the "Compensation Committee") at the beginning of each performance/award period. Generally, PUP participants will be selected from key executives who primarily are responsible for the annual growth and profitability of WCA, i.e., generally senior vice presidents and above. The number of eligible PUP participants is expected to vary from year to year, as WCA expands and as the Company's compensation strategy and programs are refined.

III. AWARD OPPORTUNITIES

At the beginning of each fiscal year, each participant in the PUP will be assigned a targeted award opportunity of 100% of salary, that can decrease to zero, based on performance achievement, measured over (overlapping) three-year performance periods. The size of future PUP award opportunities and PUP performance goals may be re-defined from time to time, as modifications are made in WCA's executive compensation strategy.

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Within 2 1/2 months after the end of each three-year performance cycle, each participant's salary rate at the beginning of the PUP award cycle (just ended) will be multiplied by the actual PUP award percentage earned to determine the dollar value of the award for the prior performance cycle.

IV. PERFORMANCE MEASURES

The PUP will provide long-term incentive pay at risk, with potential PUP awards in 2005 tied to the achievement of WCA average annual EPS growth and ROIC, measured over three years from the date of the award. PUP awards made in 2005 will be weighted equally (50/50) for EPS growth and ROIC performance achievement.

The PUP performance targets for each performance cycle will be set jointly by the Compensation Committee and the senior officers of WCA at the beginning of each fiscal year. Performance goals for PUP awards may be equal to or exceed the goals in the WCA business plan. Such goals may be adjusted by the Compensation Committee during a performance cycle, if a major change occurs in the Company's capital structure, e.g., a major acquisition.

In addition to the PUP targets, the Compensation Committee and the senior officers of WCA jointly will establish a minimum acceptable performance goals, i.e., the performance levels below which no incentive will be paid. PUP awards will be interpolated for actual performance falling between the minimum acceptable and targeted goals. Prior to fiscal year end, the WCA senior officers and Compensation Committee jointly will establish appropriate PUP goals for the next three years, in support of the WCA business plan.

Exhibit 1 presents the performance matrix for calculating PUP awards for the 2005-2007 performance cycle. This performance matrix may be revised in the future, as the Company's business strategy and performance focus of WCA changes.

V. AWARD VESTING

In the event of termination of the participant's employment during a PUP performance cycle as a result of the participant's death, disability (defined below), retirement (defined below) or a Change in Control (defined below), a pro-rata share of each (overlapping) award earned shall be paid to the participant (or his/her spouse or estate, as applicable, pursuant to Section
VI) at the

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end of each PUP performance cycle, based on the date of termination. If a participant's employment terminates during any PUP performance cycle for any reason other than in connection with the events described in the immediately preceding sentence, the participant shall be deemed not to have earned the award or part thereof for any affected PUP performance cycle.

For purposes of the Plan, "Change in Control" shall mean the occurrence during the term of this Plan, of any one of the following events:

      (i) An acquisition of any common stock ("Common Stock"), par value $.01 per share, of the Company or other securities entitled to vote, or convertible into or exercisable for securities entitled to vote, in the election of directors (such Common Stock and other securities hereinafter being referred to as the "Voting Securities") of the Company by any Person (as specified in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and used in Sections 13(d) and 14(d) thereof), including for purposes of this Section the Company or its Affiliates, immediately after which such Person has Beneficial Ownership (as defined below) of fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, a Change in Control shall not be deemed to have occurred by reason of an acquisition of fifty percent (50%) or more of the Company's Voting Securities by an employee benefit plan maintained by the Company or any of its Affiliates or by a Person in a Non-Control Transaction (as defined below); or

      (ii) The individuals who, as of the date of this Agreement are members of the Board of Directors of the Company (the "Incumbent Board"), cease for any reason to constitute at least two/thirds (2/3) of the members of the Board of Directors of the Company; provided, however, that an individual will be treated as a member of the Incumbent Board if the members of the Board of Directors of the Company prior to such individual's nomination unanimously approve such individual's nomination and election to the Board of Directors of the Company and provided further that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened

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           proxy contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Proxy Contest; or

     (iii) The consummation of:

            (A) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a "Merger"), unless such Merger, consolidation or reorganization occurs in connection with a Non-Control Transaction;

            (B)   A complete liquidation or dissolution of the Company; or

            (C) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to an employee benefit plan or Affiliate of the Company or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose).

      As used herein the following terms have the following meanings:

      (i) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

      (ii) "Beneficial Ownership," "Beneficially Owned" and the like means having, with respect to a security or group of securities, the power to control or direct the voting or disposition of Voting Securities, as determined by Rule 13d-3 under the Exchange Act.

      (iii) "Non-Control Transaction" means a Merger whereby:

            (A) the individuals who were the president, chief executive officer and the chief financial officer of the Company hold such respective positions with, and individuals who were members of the Incumbent Board immediately

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                  prior to the execution of the agreement providing for the
                  Merger, constitute at least a majority of the members of the board of directors of, the surviving corporation; and

            (B) either (1) fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the surviving corporation is Beneficially Owned directly by the Beneficial Owners of the Company's Voting Securities prior to the Merger or (2) the president, chief executive officer and/or chief financial officer of the Company, as a result of such Merger, acquire (or their Affiliates acquire) fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the surviving corporation.

To the extent that Section 409A of the Internal Revenue Code of 1986, as amended, applies to any PUP award, this definition is intended to comply with the definition of change in control under Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), as in effect from time to time and, to the extent that the above definition does not so comply, such definition shall be void and of no effect and, to the extent required to ensure that this definition complies with the requirements of Section 409A of the Code, the definition of such term set forth in regulations or other regulatory guidance issued under Section 409A of the Code by the appropriate governmental authority is hereby incorporated by reference into and shall form part of this Agreement as fully as if set forth herein verbatim and the Agreement shall be operated in accordance with the definition prescribed in such regulations or other regulatory guidance.

In addition, "disability" shall mean that the participant has been receiving full or partial salary payments under the Company's disability plans for a period of 18 consecutive months by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 consecutive months.

Moreover, "retirement" shall mean termination of a participant's employment with the Company under circumstances as shall constitute retirement under Company policies as in effect from time to time.

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VI. FORM AND TIMING OF ANNUAL AWARD COMPONENTS

PUP awards will be paid in a lump sum in cash within 2 1/2 months after the end of each three-year performance cycle; provided, however, the Company shall deduct from all PUP awards payable under this Plan any taxes required to be withheld by the Federal or any state or local government. No participant shall be permitted to elect to defer all or any portion of his/her award relating to any relevant measurement period hereunder.

All awards payable under this Plan shall be the obligation of the Company. If the Company determines that any person entitled to payments under this Plan is physically or mentally incompetent to receive or properly receipt for such payments, the Company shall make such payments to the legal guardian or other personal representative of such person for the use and benefit of such person. If the Company for any reason is unable to determine with reasonable certainty the proper person to pay pursuant to the terms of the immediately preceding sentence, the Company shall pay any amounts due hereunder into a court of competent jurisdiction in an interpleader proceeding for purposes of being directed by such court as to the proper disposition of any such amounts due hereunder. Any such payments so made by the Company to the extent of the amounts thereof, shall fully discharge the Company's obligations hereunder.

Should the participant die prior to receiving all amounts due under this Plan, any unpaid amounts due hereunder shall be made to the participant's spouse, if such spouse survives the participant, or, if there is no surviving spouse, to the legal representative of the participant's estate, or if no administration is had on the estate, to the person or persons to whom participant's property shall pass by applicable laws of descent and distribution.

VII. ADMINISTRATIVE GUIDELINES AND DEFINITIONS

The PUP shall be administered by the Compensation Committee. The Compensation Committee shall have such authority and powers, may consult with WCA's CEO or such other person or persons, as it shall deem necessary or advisable to facilitate the intent and purpose of the PUP. All decisions made by the Compensation Committee shall be final and binding.

      - Employee Termination - A participant must be an employee of the Company on the final day of the measurement period.

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      -     New Hires - Newly hired participants shall earn PUP awards on a pro-rata basis, based on their date of employment.

      - Base Salary Rate - Base salary for PUP award calculations shall be the annualized base rate in effect at the beginning of the performance cycle for which the award is paid.

      - Support Documentation - The WCA CFO shall be responsible for maintaining all necessary support documentation regarding performance and bonus calculations under the PUP.

VIII. MISCELLANEOUS

      (a)   RIGHTS OF PARTICIPANTS. Nothing in this Plan shall be construed to:

            (i) Give the participant any rights whatsoever with respect to any PUP award until such award becomes vested, nonforfeitable and distributable in accordance with the terms of this Plan;

            (ii) Limit in any way the right of the Company to terminate the participant's employment by the Company at any time;

            (iii) Give the participant or any other person any interest in any fund or in any specific asset or assets of the Company;

            (iv) Give the participant or any other person any interest or right other than those of any unsecured general creditor of the Company; or

            (v) Be evidence of any agreement or understanding, express or implied, that the Company will employ the participant in any particular position or at any particular rate of remuneration.

      (b) NONALIENATION OF BENEFITS. No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same will be void. No right to interest hereunder shall in any manner be liable for

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            or subject to any debts, contracts, liabilities, or torts of the person entitled to such right or interest.

      (c) PREREQUISITES TO BENEFITS. Neither the participant, nor any person claiming through the participant, shall have any right or interest in this Plan, or any PUP award hereunder, unless and until all the terms, conditions, and provisions of this Plan which affect the participant or such other person shall have been complied with as specified herein.

      (d) SECTION 162m COMPLIANCE. Should any participant in the Plan be or become a "covered employee" as such term is defined in section 1.162-27(c)(2) of the Treasury Regulations, then notwithstanding anything herein to the contrary, with respect to any action taken under the Plan by the Compensation Committee in respect of any such covered employee, the Compensation Committee shall be comprised solely of two or more "outside directors" of the Company as such term is defined in section 1.162-27(e)(3) of the Treasury Regulations, the material terms of the Plan shall be disclosed to and approved by the stockholders of the Company prior to the payment of any PUP awards and the Plan shall, in all other respects, meet the requirements of section 162(m) of the Code and the regulations promulgated pursuant thereto, prior to any payments hereunder. In furtherance of the above provisions of this Section VIII(d), the Compensation Committee shall bifurcate the Plan so as to restrict, limit or condition the use or application of any provision of the Plan to participants who are covered employees without so restricting, limiting or conditioning the Plan with respect to other participants, unless the Compensation Committee, in its sole discretion, determines to apply such restrictions, limitations or conditions to participants who are not covered employees.

      (e) BONUS ARRANGEMENT. This Plan is intended to be a bonus program that is designed to provide an on-going, pecuniary incentive for the participant to produce the participant's best efforts to increase the value of the Company. This Plan is not intended to provide retirement income or to defer the receipt of

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            payments hereunder to the termination of the participant's covered employment or beyond. This Plan is strictly an incentive bonus program (as described in U.S. Department of Labor Regulation Section 2510.3-2(c) or any successor thereto), and not a pension or welfare benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). All interpretations and determinations hereunder shall be made on a basis consistent with the status of the Plan as a bonus program.

      (f) AMENDMENT. This Plan may be modified or terminated by the Company at any time; provided, however, that no such modification or termination shall affect any right to any PUP awards that are vested at the time of such modification or termination except with the written consent of the affected participant.

      (g) POWERS OF THE COMPANY. The existence of outstanding and unpaid contingent interests under the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustments, recapitalization, reorganization or other changes in the Company's capital structure or in its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, common or preferred stock, if applicable, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other act or proceeding, whether of a similar character or otherwise.

      (h) WAIVER. A waiver by the Company, or the participant, of any of the terms or conditions contained in the Plan shall not be construed as a general waiver by such party of any other terms or conditions contained in this Plan.

      (i) SEPARABILITY. If any provision or provisions of this Plan shall be found to be invalid, illegal, or unenforceable in any respect, such invalid, illegal, or unenforceable provision shall be severed from this Plan and shall not affect the validity, legality and enforceability of the remainder of this Plan.

      (j) GENDER, TENSE AND HEADINGS. Whenever the context requires, words of the masculine gender used herein shall include the feminine and neuter, and words

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            used in singular shall include plural. Headings of Articles and
            Sections, as used herein, are inserted solely for convenience and reference and constitute no part of this Plan.

      (k) GOVERNING LAW. This Plan shall be subject to and governed by the laws of the State of Texas and, to the extent applicable, the laws of the United States.

      (l) NOTICE. Any notice required or permitted to be given under this Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the Compensation Committee, the Company, participant or beneficiary, as applicable, at the address last furnished by such person. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the dates shown on the postmark on the receipts for registration or certification.

      (m) EFFECTIVE DATE. This Plan is effective as of January 1, 2005 and any amendment of this Plan shall be effective as of the date provided therein.

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                                                                       EXHIBIT 1

                                 WCA CORPORATION

                              PERFORMANCE UNIT PLAN

              AWARD OPPORTUNITY VS THREE-YEAR FINANCIAL PERFORMANCE

    % OF TARGETED                       % OF PUP
PERFORMANCE ACHIEVED                  AWARD EARNED
--------------------                ---------------
    100% OR ABOVE                   100% OF SALARY*
         99%                              95%
         98%                              90%
         97%                              85%
         96%                              80%
         95%                              75%
         94%                              70%
         93%                              65%
         92%                              60%
         91%                              55%
         90%                              50%
         89%                              45%
         88%                              40%
         87%                              35%
         86%                              30%
         85%                              25%
   < 85% OF TARGET                   0% OF SALARY*

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* Salary at the beginning of the PUP award performance cycle.

                                    Exhibit 1